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                                                                   EXHIBIT 10.28



                      FIRST AMENDMENT TO TRIPLE NET LEASE


         THIS AMENDMENT TO LEASE is made this 26th day of September, 2000, by and between JUBILATION ENTERPRISES, L.L.C., A WASHINGTON LIMITED LIABILITY COMPANY (herein the "Lessor"), and TELECT, INC., A WASHINGTON CORPORATION (herein the "Lessee"),

                                   WITNESSETH:

         WHEREAS, the parties hereto entered into a Triple Net Lease dated August 24, 2000 (herein the "Lease"), for certain real property and improvements located in Spokane County, State of Washington; and

         WHEREAS, the Lessor and the Lessee have agreed to amend certain provisions of the Lease.

         NOW, THEREFORE, in consideration of the mutual benefits to be derived by the parties hereto, the receipt and sufficiency of which is hereby acknowledged, the Lessor and Lessee agree to amend Paragraph 3 of the Lease to read as follows:

         "3. Term. The term of this lease shall be for a period commencing on the Commencement Date and ending September 30, 2012; provided, however, that the term of this lease may be extended as provided in Section 19 hereof. The phrase "Lease Term," as used in this lease, shall be the term of this lease and any extension thereof pursuant to said Section 19. Notwithstanding the foregoing, at any time after September 30, 2005, and from time to time thereafter, Lessee may, upon giving not less than twelve (12) months' prior written notice to Lessor, reduce the number of square feet of the Premises occupied by Lessee; provided, however, that prior to any such reduction, or any such reduction and subsequent subleasing or releasing of any of the Premises to a lessee other than the Lessee, if the Industrial Development Corporation of Spokane County, Washington, Non-Recourse Revenue Bond (CDL Investments L.L.C. Project) (the "Bond") is outstanding at the time, the Lessor shall obtain the prior written consent of Washington Trust Bank as the Registered Owner of the Bond; and if such consent is given, the Lessor shall obtain an opinion of Perkins Coie LLP, as bond counsel for the Bond, that such subleasing or re-leasing of the Premises will not, in and of itself, negatively impact the exclusion of the interest on the Bond from gross income for federal income tax purposes pursuant to
                  Section 103(a) of the Internal Revenue Code of 1986, as amended. The notice shall specify the amount of the square foot reduction, and the location thereof within the Premises and the effective date such reduction is to take place. Lessee shall upon the effective date vacate that portion of the Premises described in the notice in accordance with the terms of this Lease and the Monthly Rent shall thereupon be proportionately reduced. The parties shall forthwith execute an amendment to the Lease describing such changes."



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                  All other terms and provisions of the Lease shall remain in full force and effect.

                  DATED the year and date first above written.

                          LESSOR:       JUBILATION ENTERPRISES, L.L.C.,
                                        A WASHINGTON LIMITED LIABILITY COMPANY


                                        By
                                          --------------------------------------
                                          Bill B. Williams, Jr., Member

                                        By
                                          --------------------------------------
                                          Judith A. Williams, Member
                           LESSEE:        TELECT, INC., A WASHINGTON CORPORATION


                                        By
                                          --------------------------------------
                                          Wayne E. Williams
                                          President and Chief Executive Officer



STATE OF WASHINGTON                    )
                                       )  ss.
County of Spokane                      )


         I certify that I know or have satisfactory evidence that BILL B. WILLIAMS, JR. AND JUDITH A. WILLIAMS are the persons who appeared before me, and said persons acknowledged that they signed this instrument, on oath stated that they were authorized to execute the instrument and acknowledged it as the MEMBERS OF JUBILATION ENTERPRISES, L.L.C., A WASHINGTON LIMITED LIABILITY COMPANY, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument



                                       _________________________________________
                                       Print Name:______________________________
                                       Notary Public in and for the State of
                                       Washington, residing at _________________
                                       My commission expires: __________________


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STATE OF WASHINGTON                    )
                                       )  ss.
County of Spokane                      )


         I certify that I know or have satisfactory evidence that WAYNE E. WILLIAMS is the persons who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the PRESIDENT AND CHIEF EXECUTIVE OFFICER OF TELECT, INC., A WASHINGTON CORPORATION, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument


                                       _________________________________________
                                       Print Name:______________________________
                                       Notary Public in and for the State of
                                       Washington, residing at _________________
                                       My commission expires: __________________